Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE			PAGE OF PAGES
						1	3
2.AMENDMENT/MODIFICATION NO. P00007		3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. OS281784			5. PROJECT NO. (if applicable) ASPR-21-02282
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (if other than Item 6)			CODE
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) SIGA TECHNOLOGIES, INC. 1385150 Attn: Daniel Luckshire SIGA TECHNOLOGIES, INC. 31 East 62nd street NEW YORK NY 100658446			(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201800019C
CODE 1385150		FACILITY CODE		10B. DATED (SEE ITEM 13) 09/10/2018
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐         The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers               ☐ is extended.     ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment, (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) See Schedule			Net Increase: $112,551,700.00
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 52.217-7 Option for Increased Quantity – Separately Priced Line Item
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number: 13-3864870
DUNS Number: 932651516
The purpose of this Firm Fixed-Price modification P00007 is to exercise option CLIN 0010

IAW Section B.3 of the Statement of Work under SNS provided funding in the amount of $112,551,700.00:

1)         Provides additional procurement of nonparenteral (oral) formulated antiviral as FDP and delivery to the SNS for 363,070 treatment courses shipments as designated to SNS facilities.

2)         Revise Part 1 - The Schedule, Article 5.B increasing the subcontracting threshold from
$150,000 to $250,000 as per Attachment 1

3)         Revise Part 1 - The Schedule, Article G.1 - The Contracting Officer is changed from
James Harris to ____________

Continued …

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) Dennis E. Hruby, CSO & EVP					16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) JAMES HARRIS
15B. CONTRACTOR/OFFEROR				15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Dennis E. Hruby				08 Sep 2021	/s/ James Harris	9/8/2021
(Signature of person authorized to sign)					(Signature of Contracting Officer)
Previous edition unusable						STANDARD FORM 30 (REV. 11-2016)
Prescribed by GSA
FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201800019C/P00007			PAGE OF
				2	3
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

4) All other terms and conditions remain unchanged as a result of this modification.

Amount obligated by Mod P0007:          $112,551,700.00
(CLIN 0010 FDP delivery)

Revised CX amount:         $291,373,355.00

Discount Terms: PSC NET 30P

Period of Performance: 01/01/2020 to 12/31/2021

Add Item 7 as follows:

7	First delivery of 54,839 courses @ $310 =
	$17,000,000.00 Obligated Amount: $17,000,000.00 Accounting Info: 2021.199SN20.26088 Appr. Yr.: 2021 CAN: 199SN20 Object Class: 26088 Funded: $17,000,000.00 Add Item 8 as follows:				17,000,000.00

8	Second delivery of 308,231 courses @ $310 = $95,551,700.00
	Obligated Amount: $95,551,700.00 Accounting Info: 2021.199SN11.26088 Appr. Yr.: 2021 CAN: 199SN11 Object Class: 26088 Funded: $95,551,700.00 – SNS project code: ASPR-21-02282; BARDA project codes: ASPR-20-01588 and ASPR-20-02051; PSC: AN13 NAICS: 541714 HHS/BARDA COR is Dr. Annie Xi Lu, xi.lu@hhs.gov, (202) 604-5814.				95,551,700.00
NSN 7540-01-152-8067			OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

HHSO100201800019C/Mod P00007	Attachment 1	Page 3 of 3

The Contract Part I - The Schedule, Article 5.B in accordance with the FAR 2.1010 Definitions, Simplified Acquisition Threshold, is amended to increase the firm, fixed-price subcontracting threshold or consulting agreement from $150,000.00 to $250,000.00 as follows:

ARTICLE B.5. ADVANCE UNDERSTANDINGS

a. Subcontracts and Consultants

Award of any FFP subcontract or FFP consulting agreement in excess of $250,000 or any cost reimbursement subcontract or consulting agreement shall not proceed without the prior written consent of the Contracting Officer via a Contracting Officer Authorization (COA) Letter. COA letters will only be issued upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract and consulting agreement shall be provided to the Contracting Officer within thirty (30) calendar days of full execution. This section does not apply to the contract’s Fixed Price CLINs.